UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 12, 2014

ASIA GREEN AGRICULTURE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-53343	26-2809270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Shuinan Industrial Area, Songxi County, Fujian Province,
China	353500
(Address of principal executive offices)	(Zip Code)

(+86) 0599-2335520
(Registrant's telephone number, including area code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of PKF Hong Kong

On August 12, 2014, PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF Hong Kong”) notified us that it was resigning as our registered independent accounting firm. PKF Hong Kong has informed us that their decision to resign at this time was solely the result of its decision to withdraw from acting as an independent accounting firm for United States public companies.

  The auditor’s reports that PKF Hong Kong issued in connection with our financial statements for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

  During the years ended December 31, 2013 and 2012, there were no disagreements between us and PKF Hong Kong on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PKF Hong Kong’s satisfaction, would have caused them to make reference thereto in their reports on our financial statements for such periods.

  During the years ended December 31, 2013 and 2012 and through August 12, 2014, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred.

We provided PKF Hong Kong with a copy of the disclosure set forth under this Item 4.01 and requested that PKF Hong Kong furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from PKF Hong Kong is filed with this report as Exhibit 16.1.

Appointment of PKF Littlejohn LLP

On August 14, 2014 our audit committee approved the appointment of PKF Littlejohn LLP of London, United Kingdom, to serve as our registered independent accounting firm. PKF Littlejohn LLP is a member of the PKF International Limited network, as is PKF Hong Kong, and has been engaged to review the financial statements that will be included in our upcoming Quarterly Report on Form 10-Q.

We did not have any consultations with PKF Littlejohn LLP during the two years ended December 31, 2013 and the subsequent interim period through the date of engagement. Prior to the engagement, we had not consulted with PKF Littlejohn LLP with respect to (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated August 13, 2014 from PKF Hong Kong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA GREEN AGRICULTURE CORPORATION

/s/ Chin Hon Siang Alex
By:
Name: Chin Hon Siang Alex
Title: Chief Financial Officer

Date: August 15, 2014